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                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 1997
                                                         -----------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                ------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)

          DELAWARE                33-72806, 33-94784                 33-0592719
          --------                ------------------                 ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBERS)             IDENTIFICATION NO.)

                                 6555 KATELLA AVENUE
                                  CYPRESS, CA  90630
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ----------------------------------------

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of  4
                           Exhibit Index appears on Page 4
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Item 5.   OTHER EVENTS

            Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the NOVEMBER 15, 1997 Distribution Date for the Collection Period ending OCTOBER 31, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                       2
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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     YAMAHA MOTOR RECEIVABLES CORPORATION
                     ------------------------------------
                                 (Registrant)


Dated:  November 15, 1997                   By:  RUSSELL JURA
        -----------------                       ------------------------
                                            Name:  Russell Jura
                                            Title:  Assistant Secretary


                                       3
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                               INDEX TO EXHIBITS


EXHIBIT                                                            METHOD OF
NUMBER                              EXHIBIT                          FILING
-------                             -------                        ---------
  5.1                Monthly Servicer's Certificate with         Filed Herewith
                     respect to the NOVEMBER 15, 1997
                     Distribution Date for the Collection
                     Period ending OCTOBER 31, 1997.










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